UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2021

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	New York Stock Exchange

Warrants to Purchase Common Stock, par value $0.01	LGL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2021, The LGL Group, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of eight directors to serve until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; (iv) adoption and approval of the LGL Group, Inc. 2021 Incentive Plan; and (v) approval of an amendment to our certificate of incorporation to increase the number of authorized shares of common stock. The five proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 6, 2021 (the “Definitive Proxy Statement”).

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Withheld	Broker Non-Votes
Marc Gabelli .	2,741,275	114,532	1,037,574
Timothy Foufas	2,793,004	62,803	1,037,574
Donald H. Hunter	2,749,381	106,426	1,037,574
Manjit Kalha	2,720,925	134,882	1,037,574
Ivan Arteaga	2,782,304	73,503	1,037,574
Bel Lazar	2,782,311	73,496	1,037,574
Michael Ferrantino	2,852,304	3,503	1,037,574
John Mega	2,748,481	107,326	1,037,574

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	3,831,629	767	60,985	−

Proposal	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve the compensation of the Company’s named executive officers	2,772,720	76,861	6,226	1,037,574

Proposal	For	Against	Abstain	Broker Non-Votes
Adoption and approval of the LGL Group, Inc. 2021 Incentive Plan	2,412,454	437,085	6,268	1,037,574

Proposal	For	Against	Abstain	Broker Non-Votes
Approval of the amendment to our certificate of incorporation to increase the number of authorized shares of common stock	3,229,324	662,688	1,369	−

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 28, 2021	THE LGL GROUP, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Financial Officer